Exhibit 2.2

EkkctriinIcally Hied tvisnoie :56AM Sloven D. Grters6n CLERi OF THE C NO7t PETER L. CHASEY, ESQ. 'Nevada Bar No, D0765a CRUET LAW OFFICES N. Fort Apache Road, Suite 110 Vegas, Nevada 8912.9 : 7C.2) 233-033 Fax; 1,702) -2107 peter@chaspylaw,com Attorney for Petitioner SMALL CAP COMPLIANM EEC EIGHTH JUDICIAL DISTRICT COURT CLARK COUNTY, NEVADA CASE NO..: A-18-77416.5n- P In the Matter of DEPT NO.; XXIX UON LIVE CORPORATION, a Nevada Corporation, NOTICE OF RIMY OF ORDER PLEASE !AKE NOTICE that on tne 51" day of December, 2018, the attaded Orde Di5ch rging Custodian was entered in the abOve-captioned case. r i oted this day of December.. 2C118. 0-1A5E'LLA15 OFFICES 22 Nevada Bar No. 007650 23 32.95 N_ Fort Apache Ed, Ste. 110 d Las Vegas, NV 89129 TeL-1:7D) 233-*35. Fax: 1;702 Z33-2107 25 Email; peter@cha5eylaw.com z6 Attorney for Petitioner SMALL CAP COMPLIANCE, LLC 2. - - C.:15C NJII CERTIFICATE OF SERVU i I hereby certify that on Lieu' '' day of December,. 2018, I served a true and complete copy o 3 the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same In the United States Mail postage frulliy prepaid addressed to the following: Uonlive Corporation Uonlive Corporation, Vcorp Services, WC Coivorate Circle, Suite 400 S. Carson Street, Suite 200 Henderson, NV B9074 Carson City, NV 89701 Corporation Lionlive Corporation Village Center Circle., Suite 170 /F Guangdong Finance Bldg., 88 Las Vegas, NV 89114. Connaught Road West Sheung Wan, Hong Kong China 999077 Uonlive Corporation Interwegt Transfer Ci, Inc. SIF Goidll on Digital Network Center Murray Holladay lload, Suite 100 /.32 Tiyu Road Fast Salt Lake City, LI7 EI-4117 Tianhe, C.iina 510620 AF4 EMPLOYEE OF CHAS EY LAW OFF IC 24 25 28 - 2 • ,--.5-,rw —"7%— hTeMig 052 F•7.— .13 ElettrtatIcalky Filad -M52416 11:1!57 AM Stir eisni D. Griarscin CLER fklE t 2 PETER L Ci-hoiCir, ESQ. N.F..vach Elar :No. 007650 3 , CHASE?' L4 W OFFICES 32Q5 N. Rorr. Apache koalel, 5ulte 110 VLgra., NevEda 89129 TEL: r7o2 .702: 233-2107 &mai! pets rffichaseylaw. cif AttOrn Eby far P.Aiti-one .44.11. CAP COMPUANICE, E1511111 JUDICIAL DISTRICT COURT CLARK Oniiiirre,. NEVADA .5/-8..7741E5-P In the Matter 'f DEPT ND.: KV.X 1.110hJISVE CORPORA-ION. a Ntwaa Corporation, OFfIDER CNI5CH4ROW6 CUSTOLDIAN CIAMEELan ru1Ai.I CAP COMPLIANCE, Li CS 1V40t1..Dri t' DIS:-narEe CUStCHIlan COME on for heel-vie, before the abolot CNort and, having consiocred the motion, aihd good cause appearing, this COUr: Order; arid deuraa as foiloiorE IT IE -IERE3V DRDERED _hot :ne aCions taken bv. Luaoaian SMALL 'LAP DDIVIPLIANC.E.. 22 behalf of JONLIVE CDRPOR.6.TIDN are hereby. a.oDraved. 23 ]-1 G FURTHER ORDER.ED That the SMAL CAP COMPLLAtibi. Li t ti Cuscadi.anship of :he 24 Nevada Corporation krpoivh as LIDriLli.cf_CORPCYRATION nereby terminated, 25 '/f ;2 Ni..1713e% la +741$5•R